Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Universe Fund of Option Income ETFs (YMAX)

YieldMax® Magnificent 7 Fund of Option Income ETFs (YMAG)

(the “Funds”)

listed on NYSE Arca, Inc.

June 3, 2025

Supplement to each Summary Prospectus and Statutory Prospectus,

each dated February 28, 2025

Effective immediately, in addition to the types of ETFs that are already ineligible for investment, each Fund will also exclude from the pool of eligible Underlying YieldMax® ETFs any such ETFs whose investment or options strategies are designed to seek a target or defined annual income level.

Please retain this Supplement for future reference.